TRADEMARK SECURITY AGREEMENT

     THIS AGREEMENT made as of August 9, 2007 by Steelbank Tubular Inc., a New Brunswick corporation (the "Grantor"), in favour of Laurus Master Fund, Ltd. (the "Secured Party").

     A. Pursuant to an Amended and Restated Master Security Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the "Security Agreement") among the Grantor, certain other Assignors (as defined in the Security Agreement), and the Secured Party, the terms and provisions of which are hereby incorporated herein as if fully set forth herein, the Grantor and the other Assignors have granted a security interest to the Secured Party in consideration of the Secured Party's agreement to provide financial accommodations to Tarpon Industries, Inc. and certain of its Subsidiaries.

     B. The Grantor has adopted, used and is using the trademarks reflected in the trademark registrations and trademark applications in the Canadian Intellectual Property Office more particularly described on Schedule 1 annexed hereto as part hereof (the "Trademarks").

     C. The Grantor wishes to confirm its grant to the Secured Party of a security interest in all right, title and interest of the Grantor in and to the Trademarks, and all proceeds thereof, together with the business as well as the goodwill of the business symbolized by, or related or pertaining to, the Trademarks, and the customer lists and records related to the Trademarks and all causes of action which may exist by reason of infringement of any of the Trademarks (collectively, the "Collateral"), to secure the payment, performance and observance of the Obligations (as that term is defined in the Security Agreement).

     NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged:

     1. The Grantor does hereby further grant to the Secured Party a security interest in the Collateral to secure the full and prompt payment, performance and observance of the Obligations.

     2. The Grantor agrees to perform, so long as the Security Agreement is in effect, all acts deemed necessary or desirable by the Secured Party to permit and assist it, at the Grantor's expense, in obtaining and enforcing the Trademarks in any and all countries. Such acts may include, but are not limited to, execution of documents and assistance or cooperation in legal proceedings. The Grantor hereby appoints the Secured Party as the Grantor's attorney-in-fact to execute and file any and all agreements, instruments, documents and papers as the Secured Party may determine to be necessary or desirable to evidence the Secured Party's security interest in the Trademarks or any other element of the Collateral, all acts of such attorney-in-fact being hereby ratified and confirmed.

     3. The Grantor acknowledges and affirms that the rights and remedies of the Secured Party with respect to the security interest in the Collateral granted hereby are more fully set forth in the Security Agreement and the rights and remedies set forth herein are without prejudice to, and are in addition to, those set forth in the Security Agreement. In the event that any provisions of

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this  agreement  are  deemed  to  conflict  with  the  Security  Agreement,  the provisions of the Security Agreement shall govern.

     4. The Grantor hereby authorizes the Secured Party to file all such financing statements or other instruments to the extent required by the Personal Property Security Act (Ontario) and agrees to execute all such other documents, agreements and instruments as may be required or deemed necessary by the Secured Party, in each case for purposes of perfecting or continuing Secured Party's security interest in the Collateral.

     5. This agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable therein.


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     IN WITNESS WHEREOF, the Grantor has caused this agreement to be executed as of the day and year first above written.

                                    STEELBANK TUBULAR INC.


                                    By:       /s/
                                        ---------------------------------------
                                        Name:
                                        Title:


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                   SCHEDULE 1 TO TRADEMARK SECURITY AGREEMENT

                REGISTERED TRADEMARKS AND TRADEMARK APPLICATIONS



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                  Registration or        Registration or
  Trademark       Application Number     Application Date      Country
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Duratube          TMA527,908             May 17, 2000          Canada
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